Supplement Dated July 1, 2006
to
Prospectus Dated May 1, 2006
for
ProtectiveValues Advantage Variable Annuity
Issued by
Protective Life Insurance Company

The first two paragraphs of the section "DESCRIPTION OF THE CONTRACT, Parties to the Contract, Owner." are replaced in their entirety with the following paragraph:

       The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, the age restrictions do not apply to the Owner.

       The Owner of this Contract may be changed by Written Notice provided:

       (1)   each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

       (2)   each new Owner's 95th birthday is on or after the Annuity Commencement Date.

The first paragraph of the section "DESCRIPTION OF THE CONTRACT, Parties to the Contract, Annuitant." is replaced in its entirety with the following paragraph:

       The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The first sentence of the section "DESCRIPTION OF THE CONTRACT, Purchase Payments" is replaced in its entirety with the following sentence:

       We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday.